BankUnited

BankUnited 2.0

A Transformational Two Year Journey

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. ("BankUnited," "BKU" or the "Company") with respect to, among other things, future events and financial performance. BankUnited generally identifies forward-looking statements by terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "could," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "projects," "anticipates" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company or the Company's current plans, estimates and expectations. The inclusion of any forward-looking information regarding BankUnited should not be regarded as a representation that future plans, estimates or expectations contemplated herein will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to BKU's operations, financial results, financial condition, business prospects, growth, strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. BankUnited does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements including, but not limited to, the risk factors described in the most recent Annual Report on Form 10-K of BKU and in the subsequent Quarterly Reports on Form 10-Q of BKU, filed with the Securities and Exchange Commission (the "SEC") and available at the SEC's website (www.sec.gov).

Our Vision for BankUnited 2.0

Guiding Principles for BankUnited 2.0

Customer Experience	Design our bank structure, products and processes around our ***customers' needs***
Employee Experience	Drive one culture across the bank while maintaining an entrepreneurial and collaborative work environment
Operational Excellence	Improve our processes to enhance business agility, structurally lower costs, and delight our customers and employees
Risk & Compliance	Build on our strong regulatory relationships with a robust risk management framework, and drive disciplined growth without increasing our risk appetite
Technology & Talent	Continue to invest in technology and talent (customer facing and support), and evolve with changing customer preferences

Delivering our Vision: Five Key Strategic Pillars

BankUnited

A distinctive and focused commercial bank

1 Focus on commercial verticals and segments where we can win

- Redesign our commercial organizational structure around customer needs
- Drive growth through a focused set of specialized industry verticals
- Integrate deposit and lending teams

2 Deepen commercial customer relationships

- Launch a new corporate card product
- Drive treasury management product sales and pricing excellence

3 Capitalize on the small business opportunity

- Optimize the branch network
- Enhance sales force effectiveness
- Re-launch the small business platform with
  - New products
  - Improved digital capabilities
  - Best-in-class lending experience

4 Redesign our credit and risk structure and processes to align with our new front office

- Improve customer experience
- Launch auto-decisioning for small loans
- Create a streamlined "credit center"

5 Achieve operational excellence

- Improve vendor spend management
- Implement robotic process automation and process re-engineering
- Launch a new analytics center of excellence
- Optimize layers and spans to drive efficiency and effectiveness

BankUnited 2.0: Financial Goals and Assumptions

Financial Goals 2021		
	• ROAA	~1%
	• ROAE	~11%
	• Incremental Annual Pre-Tax Impact by mid-2021	$60MM ($40MM cost savings; $20MM revenue lift)

Key Assumptions

- Annual loan and deposit growth in the mid-single digits
- Non-recessionary environment
- Flat rate environment with no fed funds rate movements projected
- No change in federal or state income tax rates
- One-time cost of approximately $14MM incurred over 2019 and 2020

BankUnited 2.0 – Select Details

Driving Operational Excellence	▪ Deliver operational excellence initiatives yielding ~$40MM annual run rate cost savings – Reorganization of the commercial front-line to better align with customer needs – Optimization of the branch network to free up $9MM annually, with reinvestment in new formats and locations – Increased discipline around third party spend, reducing annual costs $8MM by 2020 – Efficiency improvements in credit and other back office functions
Delivering Revenue Enhancements	▪ Drive revenue enhancements yielding ~$20MM annual run rate pre-tax income – Significant investment in our new small business proposition including new products, competitive digital capabilities, and an enhanced sales force – New credit capabilities to improve speed to market and pull-through, including automated scoring for small loans and an end-to-end "**credit** center" for mid-sized loans – New corporate card and enhanced treasury management product suite to deepen relationships, driving $9MM incremental pre-tax income by 2021 and $15MM by 2023 – New commercial structure that leverages capabilities in key verticals and specialties – Re-alignment of incentive plans bank-wide – Renewed focus on pricing discipline